PROSPECTUS

October 1, 2005

Managers

AMG Funds

Essex Aggressive Growth Fund

•	Investor Class

•	Institutional Class

Essex Large Cap Growth Fund

•	Institutional Class

Essex Small/Micro Cap Growth Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Investor Class or Institutional Class shares of the Essex Aggressive Growth Fund (the “Aggressive Growth Fund”), Institutional Class shares of the Essex Large Cap Growth Fund (the “Large Cap Fund”), or Essex Small/Micro Cap Growth Fund (“Small/Micro Cap Fund”) (each a “Fund” and collectively the “Funds”) each a series of Managers AMG Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goal, Principal Strategies and Principal Risk Factors of the Funds.

The following is a summary of the goal, principal strategies and principal risk factors of the Funds.

ESSEX AGGRESSIVE GROWTH FUND

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation

Invests primarily in the common stock securities of U.S. companies with the potential for long-term growth. Invests primarily in companies with market capitalizations of between $500 million and $100 billion, although it may invest in companies of any size.

Focuses on industries with above average growth prospects then seeks to identify companies in those industries with strong revenue and/ or earnings growth potential.

Ordinarily invests in 40 to 60 companies from pre-selected sectors of the market; currently focuses on the specialty retail, technology, health care, financial services, energy services, and basic industries sectors.

Market Risk Management Risk Growth Stock Risk Small and Mid-Capitalization Stock Risk Sector Risk

ESSEX LARGE CAP GROWTH FUND

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation

Invests at least 80% of its assets in companies that, at the time of purchase, have market capitalizations over $5 billion.

Seeks to identify companies with strong revenue and/or earnings growth potential.

Focuses on industries with above average growth prospects then seeks to identify companies in those industries with strong revenue and/ or earnings growth potential.

Market Risk Management Risk Growth Stock Risk Large Capitalization Stock Risk Sector Risk

ESSEX SMALL/MICRO CAP GROWTH FUND

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation

Primarily invests in common and preferred stocks of small capitalization U.S. companies.

Invests at least 80% of its assets in securities of small capitalization companies.

Ordinarily chooses investments in companies that are exhibiting accelerated growth in earnings and believed to be undervalued relative to each company’s future growth potential.

Market Risk Management Risk Sector Risk Growth Stock Risk Small Capitalization Stock Risk

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. The following is a discussion of the principal risk factors of the Funds.

Market Risk

Market Risk is the risk that market prices of securities held by a Fund may fall rapidly due to changing economic, political or market conditions, or due to the financial condition of the issuer.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause a Fund to underperform other funds with similar objectives. The success of each Fund’s investment strategy depends significantly on the skill of Essex Investment Management Company, LLC (“Essex”), subadvisor to the Funds, in assessing the potential of the securities in which the Fund invests. Essex will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result.

Growth Stock Risk

Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that the Funds invest in those kinds of stocks, they will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Funds may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

Small and Mid-Capitalization Stock Risk

Small and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Aggressive Growth Fund may underperform other stock funds (such as large company stock funds) when stocks of small and medium-sized companies are out of favor.

Large Capitalization Stock Risk

Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial or other market conditions. For these and other reasons, the Large Cap Fund may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large capitalization companies are out of favor.

Small Capitalization Stock Risk

Small capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Small/Micro Cap Fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small capitalization companies are out of favor.

Sector Risk

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities of all companies in a particular sector of the market to decrease. To the extent the Funds have substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in the Funds by showing the Funds’ year-by-year total returns and how annual performance has varied. The bar charts assume that all dividend and capital gain distributions have been reinvested. Past performance of a Fund is not an indication of how the Fund will perform in the future. If Managers Investment Group LLC (“Managers” or the “Investment Manager”) had not agreed to limit Fund expenses, returns would have been lower.

Annual Total Returns Since Inception*

(Aggressive Growth Fund)

Most Recent Return Information: -5.19% (1/01/05 to 6/30/05)

Best Quarter: 19.5% (2nd Quarter 2003)

Worst Quarter: -27.3% (4th Quarter 2000)

*	The Investor Class commenced operations on November 1, 1999. Prior to March 1, 2002, Investor Class shares were not subject to a Distribution (12b-1) Fee. If they had been, returns would have been lower.

Annual Total Returns Since Inception*

(Large Cap Growth Fund)

Most Recent Return Information: -3.56% (1/01/05 to 6/30/05)

Best Quarter: 8.5% (4th Quarter 2004)

Worst Quarter: -7.3% (1st Quarter 2005)

*	The inception date for the Large Cap Growth Fund was June 30, 2003.

Annual Total Returns*

(Small/Micro Cap Growth Fund)

Most Recent Return Information: -3.41% (1/01/05 to 6/30/05)

Best Quarter*: 32.75% (2nd Quarter 2001)

Worst Quarter: -24.81% (3rd Quarter 2002)

*	Includes performance of the Fund’s predecessor, a 401(k) plan trust (the “Predecessor Account”) for periods prior to the Fund’s inception on June 25, 2002.

The following table compares each Fund’s performance to that of a broadly based securities market index. The table assumes that dividends and capital gain distributions have been reinvested for each Fund and its applicable index. Past performance of a Fund is not an indication of how the Fund will perform in the future.

Average Annual Total Returns

(for the periods ended as of 12/31/04)(1)

	1 Year	5 Years	Since Inception
Aggressive Growth Fund-Investor Class*: (inception date: 11/1/99)
Return Before Taxes	2.27%	-8.44%	-1.09%
Return After Taxes on Distributions	2.27%	-8.44%	-1.09%
Return After Taxes on Distributions and Sale of Fund Shares	1.48%	-6.97%	-0.92%
Russell 3000 Growth Index(2)(4)	6.93%	-8.87%	-5.64%

Aggressive Growth Fund-Institutional Class: (inception date: 3/1/02)
Return Before Taxes(3)	2.47%	N/A	4.99%
Russell 3000 Growth Index(2)(4)	6.93%	N/A	1.55%

Large Cap Fund-Institutional Class: (inception date: 6/30/03)
Return Before Taxes	5.41%	N/A	11.87%
Return After Taxes on Distributions	5.36%	N/A	18.17%
Return After Taxes on Distributions and Sale of Fund Shares	3.51%	N/A	15.50%
Russell 1000 Growth Index(2)(4)	6.30%	N/A	14.08%

*	The Investor Class commenced operations on November 1, 1999. Prior to March 1, 2002, Investor Class shares were not subject to a Distribution (12b-1) Fee. If they had been, returns would have been lower.
(1)	After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)	Reflects no deduction for fees, expenses or taxes.
(3)	After tax returns are shown only for Investor Class shares of the Fund. After tax returns for Institutional Class shares will vary.
(4)

The Large Cap Growth Fund’s primary benchmark index has been changed to the Russell 1000 Growth Index to more precisely reflect the portfolio manager’s preference for investing in companies with above average earnings or revenue growth rates. The Aggressive Growth Fund’s primary benchmark index has been changed to the Russell 3000 Growth Index to more precisely reflect the portfolio manager’s predilection for investing in companies of all capitalization ranges, which it expects will exhibit above average earnings or revenue growth rates. The Funds previously used the S&P 500 as their comparative benchmark, which showed comparative average annual returns of 10.88% and -2.30% for the 1 year and 5 years, respectively.

Average Annual Total Returns as of 12/31/04(1)

	1 Year	Life of Fund(2)
Small/Micro Cap Fund
Return Before Taxes	15.74%	16.29%
Return After Taxes on Distributions	14.45%	15.91%
Return After Taxes on Distributions and Sale of Fund Shares	10.38%	14.09%
Russell 2000 Index	18.33%	6.66%

(1)	The Fund’s total return includes the Predecessor Account’s performance for periods prior to the Fund’s inception on June 25, 2002.
(2)	Since the Predecessor Account’s inception on September 28, 2000.

After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The returns for the Russell 2000 reflect no deduction for fees, expenses or taxes. The Russell 2000 Index is a market-capitalization weighted index of 2000 U.S. common stocks.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold Investor Class or Institutional Class shares of the Aggressive Growth Fund, Institutional Class shares of the Large Cap Fund, or shares of the Small/Micro Cap Growth Fund.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Aggressive Growth Fund Inst’l Class	Aggressive Growth Fund Investor Class	Large Cap Fund Inst’l Class	Small/ Micro Cap Fund
Maximum Sales Charge (Load)	None	None	None	None
Imposed on Purchases (as a percentage of the offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load)	None	None	None	None
Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Aggressive Growth Fund Inst’l Class	Aggressive Growth Fund Investor Class	Large Cap Fund Inst’l Class		Small/ Micro Cap Fund
Management Fee	1.00%	1.00%	0.75	%(2)	1.00%
Distribution (12b-1) Fees	None	0.25%	None		0.25%
Other Expenses	0.41%	0.41%	0.94%		0.92%

Total Annual Fund Operating Expenses	1.41%	1.66%	1.69%		2.17%

Fee Waiver and Reimbursement(1)	None	None	(0.59)%		(0.68)%

Net Annual Fund Operating Expenses	1.41%	1.66%	1.10%		1.49%

(1)	The Investment Manager has contractually agreed through October 1, 2006 to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.10% and 1.49% for the Large Cap Fund and Small/Micro Cap Fund, respectively, subject to later reimbursement by those Funds in certain circumstances. In general, for a period up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Investment Manager may recover from the Funds such fees waived and expenses paid to the extent that the Funds’ Total Annual Fund Operating Expenses do not exceed their respective contractual expense limitation amounts. “See Managers AMG Funds.”

(2)	The Trust shall pay to the Investment Manager an annual gross investment advisory fee equal to 0.75% of the first $50 million, 0.65% of the next $50 million and 0.50% of any amount over $100 million of the average daily net assets of the Large Cap Growth Fund.

Example

The following Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each of the Investor Class and Institutional Class shares of the Aggressive Growth Fund, the Institutional Class shares of the Large Cap Fund and the Small/Micro Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and each of the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Aggressive Growth Fund
Institutional Class	$144	$446	$771	$1,691

Aggressive Growth Fund
Investor Class	$169	$523	$902	$1,965

Large Cap Fund
Institutional Class	$112	$475	$862	$1,949

Small/Micro Cap Fund	$152	$614	$1,102	$2,450

The Example reflects the impact of each of the Large Cap Fund’s and the Small/Micro Cap Fund’s contractual expense limitation through October 1, 2006, for each period covered by the Example.

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

ESSEX AGGRESSIVE GROWTH FUND

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in the common stocks of U.S. companies with the potential for long-term growth. Although the Fund may invest in companies of any size, the Fund will invest primarily in companies with market capitalizations of between $500 million and $100 billion. Ordinarily, the Fund invests in 40 to 60 companies from pre-selected sectors of the market.

The Fund currently focuses on the specialty retail, technology, health care, financial services, energy services and basic industries sectors. Generally, the Fund limits its investments in any specific company to 5% of its assets.

Essex serves as subadvisor to the Fund. Essex uses fundamental investment research techniques to determine what stocks to buy and sell. In selecting stocks, Essex first attempts to identify the industries within various sectors that over the long term will grow faster than the economy as a whole. Essex then looks for companies within those industries that it believes can generate and maintain strong revenue and/or earnings growth. Essex looks for companies with established market positions, quality management and strong finances. Ordinarily, Essex will sell all or a portion of the Fund’s position in a company’s stock if it believes the current price is not supported by expectations regarding the company’s future growth potential or if, as a result of appreciation, the value of the stock exceeds 5% of the Fund’s assets.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of Essex do not ordinarily involve trading securities for short term profits, Essex may sell any security when it believes the sale is in the Fund’s interest, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs and may increase your tax liability.

Should You Invest in this Fund?

This Fund MAY be suitable if you:

1.	Are seeking an opportunity for some equity returns in your investment Portfolio

2.	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

3.	Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

1.	Are seeking stability of principal

2.	Are investing with a shorter time horizon in mind

3.	Are uncomfortable with stock market risk

4.	Are seeking current income

ESSEX LARGE CAP GROWTH FUND

Objective

The Fund’s objective is to achieve long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval. Shareholders will be given prior notice of any change.

Principal Investment Strategies

The Fund invests at least 80% of its assets in large capitalization companies. This policy may not be changed without providing shareholders 60 days notice. The term “large capitalization companies” refers to companies that at the time of purchase have market capitalizations over $5 billion. The Fund invests primarily in common stocks that Essex, the Fund’s subadvisor, seeks to identify companies with strong revenue and/or earnings growth potential. Essex uses fundamental investment research techniques to determine what stocks to buy and sell. In selecting stocks, Essex attempts to identify the industries within various sectors that over the long term will grow faster than the economy as a whole. Essex then looks for companies within those industries that it believes can generate and maintain strong revenue and/or earnings growth. Essex looks for companies with established market positions, effective management and sound finances. Ordinarily, Essex will sell all or a portion of the Fund’s position in a company’s stock if it believes the current price is not supported by expectations regarding the company’s future growth potential or if, as a result of appreciation, the value of the stock exceeds 5% of the Fund’s assets.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should You Invest in this Fund?

This Fund MAY be suitable if you:

1.	Are seeking an opportunity for some equity returns in your investment portfolio

2.	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

3.	Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

1.	Are seeking stability of principal

2.	Are investing with a shorter time horizon in mind

3.	Are uncomfortable with stock market risk

4.	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. The Funds are not a complete investment program and there is no guarantee that the Funds will reach their stated goals. Shareholders will be given prior notice of any change.

ESSEX SMALL/MICRO CAP GROWTH FUND

Objective

The Small/Micro Cap Fund’s investment objective is to achieve long-term capital appreciation. The Small/Micro Cap Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

The Small/Micro Cap Fund invests at least 80% of its total assets in common and preferred stocks of small capitalization U.S. companies. This policy may not be changed without providing shareholders 60 days notice. The term “small capitalization companies” refers to companies that, at the time of purchase, have market capitalizations less than $2.5 billion. Small capitalization companies include micro-capitalization companies, which are companies that have market capitalizations that place them among the smallest 5% of companies on U.S. exchanges or in the over-the-counter market. The Fund may retain a security if the issuer’s capitalization equals or exceeds $2.5 billion after the Fund has purchased the issuer’s security.

Essex serves as Subadvisor to the Fund. Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex’s long term growth expectations.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of Essex do not ordinarily involve trading securities for short-term profits, Essex may sell any security when it believes the sale is in the Fund’s interest which may result in short term trading. Short-term trading may increase the Fund’s transaction costs and may increase the Fund’s transaction costs and may increase your tax liability.

Should You Invest In This Fund?

This Fund MAY be suitable if you:

1.	Are seeking an opportunity for some equity returns in your investment portfolio

2.	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

3.	Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

1.	Are seeking stability of principal

2.	Are investing with a shorter time horizon in mind

3.	Are uncomfortable with stock market risk

4.	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on our website at www.managersinvest.com.

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. The Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

MANAGERS AMG FUNDS

Each Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Essex Aggressive Growth Fund, Essex Large Cap Fund, and Essex Small/Micro Cap Growth Fund are three of the Funds currently available in the Managers Family of

Funds. The Aggressive Growth Fund has two classes of shares, the Investor Class shares and the Institutional Class shares. The Large Cap Fund currently offers only Institutional Class shares. The Small/Micro Cap Fund offers only one class.

Managers Investment Group LLC, located at 800 Connecticut Avenue, Norwalk, CT 06854, a wholly-owned subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as investment manager to the Funds and is responsible for each Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings and investment strategies of Essex, the Subadvisor of the Funds and, when appropriate, evaluates any potential new asset managers for the fund family. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor for each of the Funds. The Investment Manager, Essex or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Essex has day-to-day responsibility for managing each Fund’s portfolio. Essex, located at 125 High Street, Boston, MA 02110, was formed in 1986.Affiliated Managers Group, Inc. indirectly owns a majority interest in Essex.

As of June 30, 2005, Essex had assets under management of $4.4 billion.

The Funds are managed by the following Portfolio Managers (“Portfolio Managers”):

NAME	FUND	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
Stephen D. Cutler	Large Cap Growth Fund	President, Portfolio Manager and Managing Principal of Essex since 1989.	President, Portfolio Manager and Managing Principal of Essex since 1989.

David Goss	Aggressive Growth Fund; Large Cap Growth Fund	Vice President, Portfolio Manager of Essex since 2004.	Portfolio Manager at Alliance Capital Management, L.P. from 1999-2004.

Nancy Prial	Small/Micro Cap Growth Fund	Senior Principal and Portfolio Manager of Essex since January 2005.	Senior Portfolio Manager with The Burridge Group since 1998.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Aggressive Growth Fund; and 0.75% of the first $50 million, 0.65% of the next $50 million and 0.50% of any amount over $100 million of the average daily net assets of the Large Cap Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Aggressive Growth Fund and 0.75% of the average daily net assets of the Large Cap Fund for its services as subadvisor. The Manager also pays Essex 1.00% of the average daily net assets of the Small/Micro Cap Fund for its services as Subadvisor. Under its investment management agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds.

The Investment Manager and Essex have contractually agreed, through October 1, 2006, to waive fees and pay or reimburse each of the Large Cap Fund and the Small/Micro Cap Fund to the extent total expenses of the Large Cap Fund and/or the Small/Micro Cap Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.10% of the Large Cap Fund’s average daily net assets or 1.49% of the Small/Micro Cap Fund’s average daily net assets. The Large Cap Fund and the Small/Micro Cap Fund are obligated to repay the Investment Manager such amounts waived, paid or reimbursed provided that the repayment occurs within 3 years after the waiver, payment or reimbursement and that such repayment would not cause the expenses of either Fund in any such future year to exceed 1.10% or 1.49%, respectively, of the average daily net assets of the Fund. In addition, from time to time in the future, Essex may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share in either the Investor Class or the Institutional Class of the Aggressive Growth Fund, the Institutional Class of the Large Cap Fund and the Small/Micro Cap Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Essex Aggressive Growth Fund: Institutional Class – Financial Highlights

For a share outstanding throughout each period

	For the fiscal period ended May 31, 2005**		For the fiscal year ended October 31,
			2004	2003	2002
Net Asset Value, Beginning of Period	$8.54		$8.97	$7.04	$8.21

Income from Investment Operations:
Net investment loss	(0.03)		(0.10)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	0.35		(0.33)	2.00	(1.11)

Total from investment operations	0.32		(0.43)	1.93	(1.17)

Net Asset Value, End of Period	$8.86		$8.54	$8.97	$7.04

Total Return (a)	3.75	%(b)	(4.79)%	27.41%	(14.25	)%(b)

Ratio of net expenses to average net assets	1.41	%(c)	1.31%	1.33%	1.39	%(c)
Ratio of net investment loss to average net assets	(0.42	)%(c)	(0.98)%	(0.83)%	(1.06	)%(c)
Portfolio turnover	139	%(b)	107%	111%	170	%(b)
Net assets at end of period (000’s omitted)	$39,434		$59,934	$78,473	$70,295

Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	—		—	—	1.40	%(c)
Ratio of net investment loss to average net assets	—		—	—	(1.07	)%(c)

*	At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares. Results prior to March 1, 2002 are reflected in the financial highlights of the Investor Class.
**	For the period November 1, 2004 through May 31, 2005.
(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio information assuming no reduction or reimbursement of Fund expenses.

Essex Aggressive Growth Fund: Investor Class – Financial Highlights

For a share outstanding throughout each year

	For the fiscal period ended May 31,		For the fiscal year ended October 31,
	2005**		2004	2003	2002		2001		2000
Net Asset Value, Beginning of Period	$8.46		$8.91	$7.01	$8.85		$16.94		$10.00

Income from Investment Operations:
Net investment loss	(0.04)		(0.17)	(0.07)	(0.08)		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	0.35		(0.28)	1.97	(1.76)		(8.04)		7.00

Total from investment operations	0.31		(0.45)	1.90	(1.84)		(8.09)		6.94

Net Asset Value, End of Period	$8.77		$8.46	$8.91	$7.01		$8.85		$16.94

Total Return	3.66	%(b)	(5.05)%	27.10%	(20.79)	%(a)	(47.76)	%(a)	69.40	%(a)

Ratio of net expenses to average net assets	1.66	%(c)	1.56%	1.58%	1.10	%(e)	1.10	%(e)	1.10	%(e)
Ratio of net investment loss to average net assets	(0.67)	%(c)	(1.23)%	(1.08)%	(0.82)	%(e)	(0.41)	%(e)	(0.49)	%(e)
Portfolio turnover	139	%(b)	107%	111%	170%		212%		160%
Net assets at end of period (000’s omitted)	$535		$582	$1,142	$475		$131,430		$332,582

Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	—		—	—	1.20%		1.16%		1.13%
Ratio of net investment loss to average net assets	—		—	—	(0.91)%		(0.47)%		(0.52)%

**	For the period November 1, 2004 through May 31, 2005.
(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio information assuming no reduction of Fund expenses.
(e)	Ratios reflect expense reimbursements that were in effect prior to March 1, 2002.

Essex Large Cap Growth Fund – Financial Highlights

For a share outstanding throughout the period

	For the fiscal period ended May 31, 2005**	For the fiscal year ended October 31, 2004	For the fiscal period* ended October 31, 2003
Net Asset Value, Beginning of Period	$11.03	$10.93	$10.00

Income from Investment Operations:
Net investment income (loss)	0.01	(0.03)	(0.00	)(#)
Net realized and unrealized gain on investments	0.31	0.17	0.93

Total from investment operations	0.32	0.14	0.93

Less Distributions to Shareholders from:
Net investment income	(0.02)	—	—
Net realized and unrealized gain on investments	—	(0.04)	—

Total distributions to shareholders	(0.02)	(0.04)	—

Net Asset Value, End of Period	$11.33	$11.03	$10.93

Total Return (a)	2.85%	1.28%	9.30	%(b)

Ratio of net expenses to average net assets	1.10%	1.10%	1.10	%(c)
Ratio of net investment income
(loss) to average net assets	0.41%	(0.36)%	(0.10	)%(c)
Portfolio turnover	73%	61%	32	%(b)
Net assets at end of period (000’s omitted)	$9,532	$9,956	$1,434

Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	1.69%	1.47%	18.51	%(c)
Ratio of net investment loss to average net assets	(0.17)%	(0.73)%	(17.51	)%(c)

*	Commencement of operations was June 30, 2003.
**	For the period November 1, 2004 through May 31, 2005.
(#)	Rounds to less than ($0.01).
(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio information assuming no reduction of Fund expenses.

Essex Small/Micro Cap Growth Fund – Financial Highlights

For a share outstanding throughout the period

	For the fiscal year ended May 31,		May 31,
	2005	2004	2003*
Net Asset Value, Beginning of Period	$15.18	$10.55	$10.00

Income from Investment Operations:
Net investment loss	(0.26)	(0.18)	(0.09)
Net realized and unrealized gain on investments	0.48 (e)	4.97	0.64

Total from investment operations	0.22	4.79	0.55

Less Distributions to Shareholders from:
Net realized gain on investments	(0.59)	(0.16)	—

Net Asset Value, End of Period	$14.81	$15.18	$10.55

Total Return (a)	1.16%	45.39%	5.50	%(b)

Ratio of net expenses to average net assets	1.49%	1.49%	1.49	%(c)
Ratio of net investment loss to average net assets	(1.26)%	(1.28)%	(1.16	)%(c)
Portfolio turnover	118%	84%	121	%(b)
Net assets at end of period (000’s omitted)	$8,510	$24,333	$1,728

Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	2.17%	2.50%	6.68	%(c)
Ratio of net investment loss to average net assets	(1.92)%	(2.29)%	(1.16	)%(c)

*	Commencement of operations was June 25, 2002.
(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio information assuming no reimbursement of Fund expenses.
(e)	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.

YOUR ACCOUNT

You may invest in the Aggressive Growth Fund by purchasing either Investor Class or Institutional Class shares. The Large Cap Fund offers only Institutional Class shares. You may also invest in the Small/Micro Cap Fund. Each Class of shares is subject to different minimum initial investment amounts, as described below. The Aggressive Growth Fund Investor Class shares are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which may result in the Investor Class shares experiencing a lower total return than the Aggressive Growth Fund Institutional Class shares. The net asset value per share of the two Classes of Aggressive Growth Fund may also differ. In all other material respects, Aggressive Growth Fund Investor Class and Institutional Class shares are the same, each share representing a proportionate interest in the Aggressive Growth Fund.

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Family of Funds or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to a Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Fair Value Policy

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, a Fund’s investment will be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Funds. The Funds will use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Funds’ fair value procedures.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. Dollars. “Starter” checks are not accepted for the initial investment in the Funds or for any additional investments.

The following table provides the minimum initial and additional investments in the Funds:

	Initial Investment	Additional Investment
Aggressive Growth Fund
Investor Class:
Regular accounts	$5,000	$1,000
Traditional IRA	2,000	1,000
Roth IRA	2,000	1,000

Aggressive Growth Fund
Institutional Class:
Regular accounts	100,000	1,000
Traditional IRA	10,000	1,000
Roth IRA	10,000	1,000

Large Cap Fund
Institutional Class:
Regular accounts	100,000	1,000
Traditional IRA	10,000	1,000
Roth IRA	10,000	1,000

Small/Micro Cap Fund
Regular accounts	5,000	1,000
Traditional IRA	3,000	1,000
Roth IRA	3,000	1,000

The Funds or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other financial intermediaries rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE OR REDEEM SHARES

You may purchase shares of the Fund once you have established an account with the Trust, of which each of the Funds are a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

HOW TO PURCHASE SHARES (CONTINUED)

	Initial Purchase	Additional Purchases
Through your	Contact your investment	Send any additional
investment advisor	advisor or other	monies to your investment
	investment professional.	professional at the address
appearing on your account
statement.

All Shareholders:	Complete the account	Write a letter of instruction
By Mail	application. Mail the	and a check payable to
	application and a check	Managers AMG Funds to:
payable to Managers AMG
	Funds to:	Managers
c/o PFPC
	Managers	PO Box 9769
	c/o PFPC	Providence RI 02940-9769
PO Box 9769
	Providence RI 02940-9769	Include your account #
and Fund name on your
check

By Telephone	Not Available	If your account has already
been established, call
the Transfer Agent
at (800) 548-4539.

By Internet	Not Available	If your account has
already been established,
see our website at
www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Funds may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For Bank Wires: Please call and notify the Fund at (800) 548-4539. Then instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, PA; ABA #031000053; FFC To: 8614972935 Managers Funds, Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

DISTRIBUTION PLAN

The Aggressive Growth Fund has adopted a distribution plan to pay for the marketing of Investor Class shares of the Aggressive Growth Fund as well as distribution and servicing costs. Payments under the plan are made to MDI at an annual rate of 0.25% of the Aggressive Growth Fund’s average daily net assets allocable to the Investor Class shares. Institutional Class shares are not affected by expenses incurred under the distribution plan. Because payments under the plan are expenses allocable to Investor Class shares paid out of the Aggressive Growth Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment in Investor Class shares and may cost more than other types of sales charges.

The Small/Micro Cap Fund has adopted a similar distribution plan to pay for the marketing of shares of the Small/Micro Cap Fund as well as distribution and servicing costs. Payments under the plan are made to the Distributor at an annual rate of 0.25% of the Fund’s average daily net assets. Because payments under the plan are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment in the Fund and may cost more than other types of sales charges.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s Transfer Agent receives your order in proper form. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Instructions
Through your Investment Advisor	Contact your investment advisor or other investment professional.

All Shareholders: By Mail	Write a letter of instruction containing: • the name of the Fund • dollar amount or number of shares to be sold • your name • your account number • signatures of all owners on account

Mail letter to:
Managers c/o PFPC PO Box 9769
Providence RI 02940-9769

By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet	See our website at www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $50,000 and over require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Only STAMP2000 Medallion imprints will be accepted. A Guarantor Institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

Telephone redemptions are available only for redemptions which are below $50,000 for the Investor Class and $250,000 for the Institutional Class of the Aggressive Growth Fund and below $50,000 for the Institutional Class of the Large Cap Fund and the Small/Micro Cap Fund.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds. You can elect to receive cash.

Automatic Investments allow you to make automatic deductions from a designated bank account.

Automatic Redemptions allow you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Funds have an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other Funds in Managers Family of Funds. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange, you do so on the same terms and conditions as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

To reduce the volume of mail you receive, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at (800) 548-4539, or write to us at the address listed above, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds are each a series of a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide these series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

Each Fund reserves the right to:

•	redeem an account holding Investor Class shares of the Aggressive Growth Fund upon 60 days prior notice and the opportunity to reestablish the account balance if the value of the account falls below $500 due to redemptions, redeem an Institutional Class shares account of the Large Cap Fund if the account falls below $100,000 and redeem a Small/Micro Cap Fund account if the value of the account falls below $500 due to redemptions upon 60 days prior notice and the opportunity to reestablish the account balance;

•	either (i) redeem an account holding Institutional Class Shares of the Aggressive Growth Fund upon 60 days prior notice and the opportunity to reestablish the account balance or (ii) convert that account’s shares to Investor Class Shares if the account’s value falls below $100,000 due to redemptions;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

•	make redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Funds, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

•	terminate or change the Exchange Privilege upon 60 days advance notice to shareholders or impose fees in connection with exchanges or redemptions.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Funds’ portfolios and may increase Fund expenses and negatively impact the Funds’ performance. The Small/Micro Cap Fund may be subject to additional risks of frequent trading activities because the securities in which the Small/Micro Cap Fund invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Small/Micro Cap Fund may be a target for investors that seek to capitalize on price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

CERTAIN FEDERAL INCOME TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non qualifying dividends are taxable as ordinary income however, the provisions of the Code that apply long-term capital gain rates to dividend income are set to expire for taxable years beginning after December 31, 2008. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in - kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

1.	fail to provide a social security number or taxpayer identification number;

2.	fail to certify that their social security number or taxpayer identification number is correct; or

3.	fail to certify that they are exempt from withholding.

In addition, each Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or if the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

ESSEX AGGRESSIVE GROWTH FUND

ESSEX LARGE CAP GROWTH FUND

ESSEX SMALL/MICRO CAP GROWTH FUND

Investment Manager

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Subadvisor

Essex Investment Management Company, LLC

125 High Street

Boston, Massachusetts 02110

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

Custodian

The Bank of New York

4 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Transfer Agent

PFPC

PO Box 9769

Providence RI 02940-9769

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

Peter M. Lebovitz

William J. Nutt

Steve Paggioli

Eric Rakowski

Thomas R. Schneeweis

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Additional Information

Additional information about the Funds and their investments are available in the Statement of Additional Information and the Annual and Semiannual reports for the Funds which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone	1-800-548-4539

By Mail:	Managers
800 Connecticut Avenue
Norwalk, CT 06854

On the Internet:	Electronic copies are available
on our website at:
www.managersinvest.com

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. Information about the Funds including their current Statement of Additional Information and Annual and Semiannual Reports is on file with the Securities and Exchange Commission. The Funds’ Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http://www.sec.gov,and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov,or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-9521